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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our reports dated November 13, 1998, included or incorporated by reference in the Annual Report on Form 10-K for AmeriGas Partners, L.P. for the year ended September 30, 1998.




ARTHUR ANDERSEN LLP


Chicago, Illinois
May 20, 1999